INTERACTIVE ENTERTAINMENT LIMITED
Cedar House, 41 Cedar Street
Hamilton, HM12, Bermuda
August 30, 2000



To Our Shareholders:

You are cordially invited to attend the 2000 Annual General Meeting of Shareholders of Interactive Entertainment Limited, a Bermuda exempted company (the "Company"), which will be held at 10:00 a.m., Eastern Daylight Time, on September 18, 2000, at 41 Cedar House, Hamilton, HM 12, Bermuda. (the "Annual General Meeting").

At the Annual General Meeting, Shareholders will vote to: (i) change the name of the Company to "Creator Capital Limited"; (ii) increase the Company's authorized shares to 100,030,000 and its authorized share capital to US$1,000,030.00, (iii) give the Board of Directors the discretion to effect a consolidation of the Company's authorized share capital and outstanding shares by up to 10 to 1 (which would decrease the authorized shares and authorized share capital by the selected ratio), and, also in its discretion, subsequently to increase the Company's authorized shares to 100,030,000 and its authorized share capital to US$10,050,030.00; (iv) elect six persons to the Board of Directors; (v) re-appoint Buckley Dodds as the Company's auditor; (vi) receive and consider the report of the directors to the shareholders and the financial statements of the Company, together with the auditor's report thereon for the financial year ended December 31, 1999; and
(vii) transact such other business as may properly come before the Annual General Meeting. Further information concerning the meeting and the nominees for director can be found in the accompanying Notice and Proxy Statement.

I hope that you can attend the Annual General Meeting and assist the Board of Directors by voting for the change of Company name; the increase of authorized share capital; discretion to the Board to consolidate the Company's share capital and thereafter increase the authorized share capital; the election of directors; and the ratification of the appointment of the auditors. Whether or not you plan to attend the Annual General Meeting, please be sure to date, sign and return the proxy card in the enclosed, postage-paid envelope as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may vote in person, even if you have previously submitted a proxy card.

Sincerely,

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
Chairman of the Board


INTERACTIVE ENTERTAINMENT LIMITED
Cedar House, 41 Cedar House
Hamilton HM 12, Bermuda


NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON September 18, 2000

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders ("Annual General Meeting") of INTERACTIVE ENTERTAINMENT LIMITED, a Bermuda exempted company (the "Company"), will be held at Cedar House, 41 Cedar Street, Hamilton HM 12, Bermuda, on September 18, 2000, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1. To change the name of the Company to "Creator Capital Limited."
2. To increase the authorized share capital of the Company to US$1,000,030.00, consisting of 100,000,000 common shares (par value US$0.01), and 5,003,000 preference shares (par value US$0.01)
3. To grant discretion to the Board, to effect a consolidation of the Company's common shares by up to 10 to 1, and thereafter to reduce the authorized capital of the Company by decreasing the par value of the Company's Common Stock from a maximum of $.10 per share to $.001 per share, and thereafter to increase the authorized shares of the Company's Common Stock to 100,000,000 common shares (par value US$0.001), and 5,003,000 preference shares (par value US$0.01).
4. To elect six persons to the Board of Directors;
5. To re-appoint Buckley Dodds as the Company's auditors;
6. To receive and consider the report of the directors to the shareholders and the financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 1999, and
7. To transact such other business as may properly come before the Annual General Meeting.

This Notice and Proxy Statement and the enclosed form of proxy are being sent only to shareholders of record and beneficial owners of whom the Company is aware as of July 30, 2000. However, all shareholders of record on the date of the meeting, are entitled to attend and to vote at the Annual General Meeting. The Company's Form 10-K Annual Report for the year ended December 31, 1999, including audited financial statements, is included with this mailing of the Proxy Statement and this Notice.

   We hope you will be represented at the Annual General Meeting by signing, dating and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person.
Your vote is important -- as is the vote of every shareholder -- and the Board appreciates the cooperation of shareholders in directing proxies to vote at the meeting.

   Your proxy may be revoked at any time by following the procedures set forth in the accompanying Proxy Statement, and the giving of your proxy will not affect your right to vote in person if you attend the Annual General Meeting.


By Order of the Board of Directors
Deborah Fortescue-Merrin
Chairman of the Board

DATED:  August 30, 2000

INTERACTIVE ENTERTAINMENT LIMITED
Cedar House, 41 Cedar House
Hamilton HM12, Bermuda

PROXY STATEMENT

For the Annual General Meeting of Shareholders
September 18, 2000

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of INTERACTIVE ENTERTAINMENT LIMITED, a Bermuda exempted company ("the Company" or "IEL"), for use at the Annual General Meeting of the Company to be held at Hamilton, Bermuda, on September 18, 2000, at 10:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof (the "Annual General Meeting"). Unless the context otherwise requires, references to the Company include IEL and its subsidiaries. The proxy is revocable by (i) filing a written revocation with the Secretary of the Company prior to the voting of such proxy, (ii) giving a later dated proxy, or (iii) attending the Annual General Meeting and voting in person. Shares represented by all properly executed proxies received prior to the Annual General Meeting will be voted at the meeting in the manner specified by the holders thereof. Proxies that do not contain voting instructions will be voted (i) FOR the change of the name of the Company;
(ii) FOR the increase in authorized share capital described herein;  (iii)
FOR the grant of discretion to the Board of Directors to effect a consolidation of the Company's common shares, a subsequent reduction of the par value of the Company's Common Stock and share capital, and a subsequent increase in the authorized shares of Common Stock as described herein; (iv) FOR the election of the nominees approved by the Board; (v) FOR the re-appointment of Buckley Dodds as the Company's auditors; and (vi) if any other matters properly come before the Annual General Meeting, in accordance with the best judgment of persons designated as proxies.

The Board has established July 30, 2000, as the date used to determine those record holders and beneficial owners of Common Stock to whom notice of the Annual General Meeting will be sent (the "Record Date"). On the Record
Date, there were 50,000,000 shares of common stock, par value US$.01 per share (the "Common Stock"), outstanding. The holders of the Common Stock are entitled to one vote for each share of Common Stock held. All matters presented at the Annual General Meeting require approval by a simple majority of votes cast at the meeting. However, Proposals 2 and 3 (regarding the Authorized Capital increase and the Share Consolidation) are special resolutions requiring the vote of at least three-quarters of the votes cast at the meeting. The presence, in person or by proxy, at the Annual General Meeting of at least two shareholders entitled to vote is necessary to constitute a quorum at the Annual General Meeting. This Notice, Proxy Statement and enclosed form of proxy are first being mailed on or about September 8, 2000.

PROPOSAL 1

CHANGE OF CORPORATE NAME

On July 20, 2000, the Board approved as a special resolution for shareholder approval at the Annual Meeting of Shareholders, a change of the Company's name from Interactive Entertainment Limited ("IEL"), to Creator Capital Limited ("CCL"). It has become very apparent to management, through feedback from Airline Industry sources, that the current perception of IEL in the marketplace is not positive and thereby possibly hindering future growth. The past history of IEL, its image and perception of failure, has become a difficult obstacle to continually explain and overcome. It has been agreed that a corporate makeover, including a name change will serve to allow IEL to create a new and different image in the airline industry marketplace This would erase any lingering misconceptions and perceptions, which are still hampering the company's core business.

The proposed name "Creator Capital Limited" is similar to the original name of IEL before being changed to Sky Games International Ltd., and then Interactive Entertainment Ltd. Management is of the opinion that this name is more appropriate in light of the fact that projects outside the scope of the current core business are being reviewed for possible acquisition. The reference to the "Creation of Capital" in the name lends itself to a company in pursuit of businesses and/or technologies, which will, hopefully, provide significant future revenues to the Company.

MANAGEMENT STRONGLY RECOMMENDS THE APPROVAL OF PROPOSAL 1 TO CHANGE THE NAME OF THE COMPANY.


PROPOSAL 2

INCREASE IN AUTHORIZED SHARES


On July 20 2000, the Board approved a special resolution for approval by the shareholders at the Annual Meeting of Shareholders. The special resolution provides for the following: an increase in the share capital of the Company from US$550,030, (consisting of 50,000,000 shares of common stock , US$0.01 par value each ["Common Stock"] and 5,003,000 shares of preference shares, par value US$0.01 each ["Preference Shares"]), to US$1,250,030.00, (consisting of 100,000,000 shares of Common Stock and 5,003,000 shares of Preference Shares).

The Board believes that it is in the Company's best interest for the Shareholders to approve this proposal, permitting the Company to authorize additional Common Stock. The effect of the increase of authorized shares would be to permit the Company to issue a maximum of an additional 50,000,000 shares of Common Stock. The Company is currently authorized to issue 50,000,000 shares of Common Stock, all of which shares are already outstanding. The Company has received conversion notices from holders of its Class B Series A Preference Shares, and Class B Series B Preference Shares to convert their preference shares into 39,944,188 common shares;
the Company has also received an indication of interest in conversion from holders of Class B Series B Preference Shares to convert their shares into 480,000 common shares, for a total of 40,424,186 common shares ("the "Unconverted Preference Shares"). The Company has not been able to honour its conversion obligations due to the lack of authourized shares. Also, the Company has currently outstanding options and would like to grant additional options as incentives to key employees. If any outstanding options were to be exercised, the Company would not be able to honour those obligations.


Advantages of Increasing the Authorized Share Capital:

The increase of the authorized shares would allow issuance of the Unconverted Preference Shares. The Company's inability to issue Common Stock for the Unconverted Preference Shares violates provisions of the agreements with holders of the Preference Shares and could lead to litigation, and the right of holders of Preference Shares to be refunded their initial investments in the Company, plus interest. The Company's inability to issue Common Stock to honour conversion notices from holders of the Class B Preference Shares gives those holders the right to have their Preference Shares redeemed at 130% of their issue price.

The increase in the authorized share capital would also permit the Company to issue shares upon exercise of options. Management believes that it is important that key employees have a strong incentive to help the Company achieve its goals, and that the best way to accomplish this is through compensation packages that include options. Management also believes it would be difficult to attract or retain qualified personnel if options are not available.

Disadvantages of Conversion of Preference Shares:

Conversion of the Preference Shares may have an adverse effect on the price of the Company's Common Stock, or could result in substantial dilution to the interests of the Common Stock holders because of the terms of conversion.
Specifically:

? The Class A Preference Shares are convertible at a discount from the market price of the Common Stock as of the time of conversion. As a result, the lower the average closing price for Common Stock at the time of conversion, the more shares of Common Stock a holder of Class A Preference Shares will receive, and the greater the risk of dilution to the holders of Common Stock. (The conversion prices of all other Preference Shares have been established by notice of conversion or by agreement.)

? To the extent Common Stock received upon conversion is sold, the price of Common Stock may decrease due to the additional shares in the market. This could allow a holder of Class A Preference Shares to convert the those shares into even larger amounts of Common Stock, the sales of which would further depress the price of the Common Stock.

? A perceived risk of dilution may cause shareholders, including the converted Preference Shares holders, to sell their shares of Common Stock, which would also contribute to the downward movement of the stock price of the Company's Common Stock.

? Significant downward pressure on the trading price of the Company's Common Stock could encourage the holders of Preference Shares and other shareholders to engage in short sales, which would further contribute to the spiraling stock price decline of the Company's Common Stock.

? The Class A Preference Shares do not have minimum conversion prices. This means that, should the price of the Common Stock decline, there is no limit to the number of shares of Common Stock that are issuable on conversion of the Class A Preference Shares. It is possible that if the market price of the Common Stock were to fall to near zero, even with an increase in the authorized capital, there could be insufficient common shares authorized to cover issuances related to the conversion rights of the Class A Preference Shares.

? The proposed increase of authorized shares will not create sufficient shares to honour a conversion notice from the holders of Class A Preference Shares, assuming a conversion price based on a Common Stock price of approximately $.40 or less.


Information regarding the Class A Preference Shares:

? As of June 30, 2000, 2,237 Class A Preference Shares were outstanding.
? No notice of conversion has been given with respect to the Class A Preference Shares, nor has the Company received any indication that the holder intends to convert.
? The Class A Preference Shares were issued in June, 1997 in exchange for a promissory note due to B/E Aerospace ("BEA").
? The Class A Preference Shares are convertible at any time into a number of shares of Common Stock, determined by dividing $1,000 per share of Class A Preference Shares by a conversion price equal to 60% (after August 31, 1999) of the average mean of the closing bid and ask prices of the Common Stock for the 20 trading days prior to the conversion. At June 30, 2000, the 2,237 Class A Preference Shares would have been convertible at US$0.1939 into 11,536,874 Common shares. Please see the table below.
? The actual number of shares of Common Stock issuable upon conversion may be higher or lower depending upon the market price of the Common Stock for the 20 days prior to conversion and is inversely proportional to the market price of the Company's Common Stock for such period. That is, if the average share price decreases, the number of shares of Common Stock issuable increases.
In addition BEA has the right to require the Company to issue additional shares of Common Stock in the event the value of any conversions and any related resales do not satisfy the original promissory note to BEA. Please see the table below.
? Harrah's Interactive Investment Company, a Nevada Corporation ("HIIC"), a shareholder of the Company, has a right to receive shares of Common Stock upon the conversion of the Class A Preference Shares, based upon the number of shares of Common Stock into which the Class A Preference Shares are converted. If the Class A Preference Shares had been converted at June 30, 2000, HIIC would have received 922,473 shares of Common Stock. The shares that HIIC would receive have been included in the Class A Preference Share calculations in all tables.
? The Company is negotiating with BEA, the sole Class A holder, to amend the conversion terms in such a manner to reduce the potential dilution to shareholders of Common Stock.

The following table, provided for illustration purposes only, illustrates the number of shares of Common Stock the Company would be required to issue assuming full conversion of outstanding Class A Preference Shares at the prices set forth in the table below.

Common Stock Issuable Upon Conversion of Class A Preference Shares at Various Market Prices*

Common
Stock Price
At
June 30

$0.25

$0.50

$1.00

$2.00

$3.00

$4.00








Common
Shares
Issuable*

12,459,347

16,105,783

8,052,892

4,026,446

2,013,223

1,342,149

1,006,611

*Includes shares issuable to HIIC



Information regarding the Class B Series A Preference Shares:

? As of June 30, 2000, there were 2,075 Class B Series A Preference Shares outstanding.
? As of March 31, 2000, a total of 1,955 Class B Series A Preference Shares had been submitted for conversion into a total of 26,588,235 Common Shares.
? The remaining 120 Class B Series A Preference Shares are subject to an agreement between the Company and two holders of the Class B Series A Preference Shares which provides that the Floating Conversion Price shall be fixed at US$0.25 per share, and therefore convertible into 480,000 common shares. These shares have not been submitted for conversion, although the Company has received indication that these shares will be converted if Proposal 2 is approved. These shares have been included in the Class B Series A Preference Share calculations in all tables.


Information regarding the Class B Series B Preference Shares:

? As of March 31, 2000, there were 262 Class B Series B Preference Shares outstanding, all of which have been submitted for conversion into 9,863,529 shares of Common Stock.


Summary of Share Information

The following table summarizes:

? The numbers of authorized, issued and outstanding Common Shares and Preference Shares, on both a pre and post authorized share increase basis

? The number of outstanding Common Shares, after conversion of Unconverted Preference Shares, and assuming conversion of the Class B Series B shares as to which the Company has received indication (but not formal notice) of intent to convert




Type of Security


Shares
Currently
 Authorized

Shares Authorized
(following Increase
in Authorized
Shares)


Shares Currently
Issued and
Outstanding
Common Stock
Issued Upon
Conversions and
Option/Warrant
Exercise

Shares Issued and
Outstanding following
Increase in Shares and
Conversions*







Common Shares
   Options
   Warrants

Preferred Shares

50,000,000

100,000,000

50,000,000


  3,465,340
       80,000

90,424,188
Class A
Class B
   Series A
   Series B

TOTALS
         3,000
  5,000,000



55,003,000
           3,000
    5,000,000
           3,000
              300

105,003,000
         2,237

         1,813
            262


30,560,659
  9,863,527

43,969,526
          2,237
0
0


90,424,188
* Includes only Preference Shares for which notices to convert or intent to give notice to convert have been received


Anti-Takeover Effects of Authorized Share Increase:

As a result of an increase in the authorized shares of the Company, there will be an increase in the number of authorized shares that are unissued and available for future issuance (the "Available Shares"). The Board of Directors could issue the Available Shares for any proper corporate purpose, including, among others, future financing transactions, without shareholder approval. The increase in the authorized shares of the Company and the creation of Available Shares may be construed as having an anti-takeover effect. Although neither the Board nor management of the Company views the increase of the authorized shares as an anti-takeover measure, the Company could use the Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by making it more difficult, or discourage to varying degrees and in various circumstances, a merger, tender offer, proxy contest or acquisition of control of a large block of the Company's Common Stock without prior approval of the Board.

This proposal has not been made as the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, or other transaction. This proposal is not part of a plan by management to adopt a series of anti -takeover measures. This proposal will have no effect on management's tenure nor does it provide any particular benefit to management.

MANAGEMENT STRONGLY RECOMMENDS THE APPROVAL OF PROPOSAL 2 TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY



PROPOSAL 3

CONSOLIDATION OF SHARE CAPITAL, SUBSEQUENT REDUCTION OF SHARE CAPITAL AND INCREASE OF AUTHORIZED SHARES


On July 20, 2000, the Board approved a special resolution for shareholder approval at the Annual Meeting of Shareholders. The special resolution provides for the grant of discretion to the Board to effect a consolidation of the Company's Common Stock by up to 10 to 1 (the "Consolidation"), and the discretion to thereafter reduce the share capital by a reduction in the par value of the Common Stock (from a maximum of $.10 post-consolidation per share value to $.001 per share value) and the discretion thereafter to increase the authorized Common Stock of the Company to 100,000,000 Common Shares, par value US$ 0.001 each.


The Consolidation

Whether or not Proposal 2 is adopted, management believes that the Company may need a significant portion of its authorized but unissued share capital to obtain an infusion of new capital in order to finance acquisitions or significant projects. The Board needs the discretion and flexibility to decide what percentage of the Company should be issued in connection with a capital infusion or acquisition transaction.

If the Company simply increased its authorized share capital (as in Proposal 2), it would incur significant increased costs to maintain its charter under Bermuda law. To avoid the imposition of these increased costs and still create sufficient authorized but unissued share capital, the Company's authorized shares would be consolidated, which would have the same effect as a reverse stock split, but would also (under Bermuda law) decrease the authorized share capital of the Company. The Board would thereafter reduce the authorized share capital of the Company by reducing the par value of the Common Stock, and then increase the authorized shares of Common Stock in order to have authorized but unissued shares available for the transaction then pending. The Board would determine the size of the consolidation at the time a transaction presented itself, taking into account the type of acquisition to be made, and its funding requirements.


The Reduction in Par Value and the  Increase in Share Capital

After determining the size of the consolidation necessary to effect a proposed transaction, the Board would then have the discretion to reduce the par value of the Common Stock and increase the newly-consolidated authorized shares to a maximum of 100,030,000 shares. The increase in share capital would provide the Company with flexibility in funding future capital needs by making additional Common Stock available. The consolidation will increase the par value of the Common Stock inversely to the proportion of the consolidation. Assuming the maximum consolidation of 10 to 1, the par value would be increased by a factor of 10, to $.10. In order to reduce the authorized share capital so as to minimize corporate charter fees, the Board would then have the discretion to reduce the par value of the Common Stock to $.001 per share.

The consolidation and share increase would make shares available for potential investors in the Company without the burden and expense of a special meeting of shareholders or having to wait for the next Annual Meeting of Shareholders.
The reduction in par value would mean that the consolidation and share increase would not result in higher corporate maintenance costs for the Company. The size of the par value reduction and share increase would be determined by the Board in conjunction with the size of the consolidation, at the time a transaction presented itself, taking into account the type of acquisition to be made, and its funding requirements. If the stockholders at the Annual General Meeting approve the consolidation, reduction in par value and share Increase, then both the consolidation, par value reduction and share Increase would become effective on a date or dates (the "Effective Date(s)") selected by the Board, at its discretion. This discretion would be exercised upon the embarkation of a new project, the infusion of new capital or the completion of an acquisition which would require a financing on or prior to the Company's next Annual General Meeting of Stockholders.


Treatment of Outstanding Shares after a Consolidation; Consolidation Procedures

 At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), would be reclassified as and changed into a fraction of a share of the Company's Common Stock, par value up to a maximum of US$.10 per share (the "New Common Stock"), with the fraction determined by the Board at the time of the consolidation. For example if the Board authorizes a consolidation from ten (10) to one (1), then a share of the New Common Stock will be one-tenth of a share of the Old Common Stock. Fractional shares of New Common Stock will not be issued. Instead, all fractional shares will be canceled, and the Company will pay all affected shareholders an amount of cash equal to the last sale price of the shares on the trading day immediately before the Effective Date, as reported on the NASD OTC Bulletin Board system (or other market on which the Common Stock is then trading). If the Common Stock does not trade on such day, the price shall be the average of the bid and ask price for the Common Stock at such time. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock. These forms will be used to forward certificates formerly representing shares of Old Common Stock for surrender. These surrendered certificates would then be exchanged for certificates representing whole shares of New Common Stock and cash in lieu of any fractional shares.

PLEASE DO NOT SUBMIT ANY CERTIFICATES UNLESS AND UNTIL REQUESTED TO DO SO.


Tax Treatment

Consummation of the consolidation, par value reduction and share increase will not have any significant federal tax consequences to stockholders. The transaction should be treated as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. However, where the Company purchases fractional shares of shareholders, that transaction will have federal income tax consequences associated with the purchase and sale of stock by an issuer.


Advantages of the Consolidation, Par Value Reduction and Share Increase

1.	Increased Ability to Raise Capital and/or Make Acquisitions. The net effect of Proposal 3 would be to reduce the percentage of ownership of the shareholders of the Company in connection with the infusion of new capital or the acquisition of a new project.  (Shareholders might also be "cashed out"
of up to nine (9) shares as a result of fractional shares not being issued.
See the discussion below.)  The Company believes that such transactions would increase the marketability and liquidity of the Common Shares and allow the
Company to embark upon an investor relations programme with the goal of
relisting the Common Shares on the NASDAQ SmallCap Market.   There can be no
assurance, however, that the marketability or liquidity of the Common Stock would be increased or that the Common Shares will be eligible for relisting.

 2.	Potential for Relisting on the NASDAQ SmallCap Market. The minimum share price for listing on the NASDAQ SmallCap Market is US$4.00 per share. To maintain that listing, a company's shares must maintain a listing price of at least $1.00 per share. The Company's Common Stock is currently listed for trading on the NASD OTC Bulletin Board system under the symbol IELSF.
During the month of June 2000, the Company's stock traded from a low of US$0.10 per share to a high of US$0.25 per share. On June 30, 2000, the reported closing price of the Common Stock was US$0.188 per share. The
Board believes that a decrease in the number of shares of Common Stock outstanding, without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings, or an increase in the capital of the Company without an increase in the number of shares outstanding, may assist to increase the trading price of the Company's shares to US$4.00 per share. However, even if the consolidation and share increase are consummated, no assurance can be given that the market price of the Common Stock will rise in proportion to the number of outstanding shares resulting from any consolidation, capital infusion or acquisition, or that the market price would not thereafter subsequently decline to less than the maintenance listing price of US$1.00 per share.

 3.	An Increase in the Company's Stock Price Would Increase Marketability of the
Stock. The Board believes that an increased price per share of the Common Stock may increase the following of the stock among members of the investment community, including those persons who may have an interest in making new investments in the Company's common stock.  This may improve the Company's ability to raise capital, particularly from private investors.  The Board also believes that the current low per share price of the Common Stock limits the effective marketability of the Common Stock.  This is due to the reluctance of many brokerage, financial and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios.  Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks.  Some of those policies and practices involve time-
consuming procedures that make the handling of lower-priced stocks economically unattractive.  Please see the discussion below with respect to the "Penny-Stock" rules.

4.	If Proposal 2 is Not Approved by the Shareholders, the Availability of
Authorized but UnIssued Stock May Result in the Issuance of Common Shares
Upon Conversion of Preference Shares. Please refer to Proposal 2 for a discussion of the advantages of providing additional authorized shares for Preference Share holders. PROPOSALS 2 AND 3 ARE INDEPENDENT OF ONE ANOTHER. PLEASE REFER TO THE DISCUSSION BELOW WITH RESPECT TO THE CONSEQUENCES IF ONLY ONE OR THE OTHER OR BOTH ARE APPROVED BY THE
SHAREHOLDERS.


Disadvantages of the Consolidation, Par Value Reduction and Share Increase

1.	No Fractional Shares Will Be Issued.  If the Board decides to effect a consolidation of the Company's authorized share capital, each shareholder's common shares could be reduced by up to nine (9) shares. (Since the most the Board would have the discretion to consolidate the shares is from ten
(10) to one (1), the highest number of shares that would be "left over" and therefore cashed out, would be nine (9). If the Board consolidated the shares from five to one, the highest number of shares that would be "left over" would be four (4).) Shareholders that own nine (9) or fewer shares of the Company's common stock (depending upon the consolidation ratio) could be cashed out completely, at a price substantially less than what was originally paid for such shares. The Company does not believe that any shareholders would be cashed out completely, or would suffer a significant reduction in their percentage ownership as a result of a consolidation, even at the maximum of 10 to 1. The Company does not believe that the number of shareholders of the
 Company would be reduced below 300 as a result of a consolidation.

2.	The Consolidation May Increase the Number of Shareholders Who Own Odd Lots.
 "Odd lots" are holdings of less than 100 shares.  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

3.	Shareholders May Suffer Dilution in the Book Value of Their Shares or Their
Percentage Ownership of the Company.  The consolidation and share increase will only occur in connection with a financing or acquisition, which will result in the issuance of additional shares.  Issuance of additional shares will decrease the then current shareholders' proportionate interest in the Company.  If such shares are issued at less than the book value of the Company, the then current shareholders would also suffer dilution in the value of their shares.

4.	If Proposal 2 is Not Approved by the Shareholders, the Availability of
Authorized but UnIssued Stock May Result in the Issuance of Common Shares
Upon Conversion of Preference Shares. Please refer to Proposal 2 for a discussion of the disadvantages of providing additional authorized shares for Preference Share holders. PROPOSALS 2 AND 3 ARE INDEPENDENT OF ONE ANOTHER. PLEASE REFER TO THE DISCUSSION BELOW WITH RESPECT TO THE CONSEQUENCES IF ONLY ONE OR THE OTHER OR BOTH ARE
APPROVED BY THE SHAREHOLDERS.


Other Considerations:

1.	"Penny" Stock Regulation of Broker-Dealer Sales of Company Securities May
Apply to Sales of the Company's Securities.   A penny stock means any equity
security other than a security (i) registered, or approved for registration upon notice of issuance on a national securities exchange that makes transaction reports available pursuant to 17 CFR 11Aa3-1 (ii) authorized or approved for authorization upon notice of issuance, for quotation in the NASDAQ system; (iii) that has a price of five dollars or more or . . . .
(iv) whose issuer has net tangible assets in excess of $2,000,000 demonstrated by financial statements dated less than fifteen months previously that the broker or dealer has reviewed and has a reasonable basis to believe are true and complete in relation to the date of the
transaction with the person.   Rule 15g-9 under the Securities Exchange Act
of 1934 imposes additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and institutional accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse).

For transactions covered by the rule, the broker-dealer must furnish to all investors in penny stocks, a risk disclosure document required by Rule 15g-9 of the Securities Exchange Act of 1934, make a special suitability determination of the purchaser and have received the purchaser's written agreement to the transaction prior to the sale. In order to approve a person's account for transactions in penny stock, the broker or dealer must
(i) obtain information concerning the person's financial situation, investment experience and investment objectives; (ii) reasonably determine, based on the information required by paragraph (i) that transactions in penny stock are suitable for the person and that the person has sufficient knowledge and experience in financial matters that the person reasonably may be expected to be capable of evaluating the rights of transactions in penny stock; and (iii) deliver to the person a written statement setting forth the paragraph (ii) in this section, stating in a highlighted format that it is unlawful for the broker or dealer to effect a transaction in a designated security subject to the provisions of paragraph (ii) of this section unless the broker or dealer has received, prior to the transaction, a written agreement to the transaction from the person; and stating in a highlighted format immediately preceding the customer signature line that the broker or dealer is required to provide the person with the written statement and the person should not sign and return the ritten statement to the broker or dealer if it does not accurately reflect the person's financial situation, investment experience and investment objectives and obtain from the person a manually signed and dated copy of the written statement. Consequently, the rule may affect the ability of broker-dealers to sell the Company's securities and also may affect the ability of shareholders to sell their shares in the market.

THE PENNY STOCK RULES MAY APPLY WHETHER OR NOT PROPOSAL 3 IS APPROVED OR IF THE CONSOLIDATION IS EFFECTED.

2.	Anti-Takeover Effects of Proposal 3.

As a result of an increase in the authorized shares of the Company, there will be an increase in the number of authorized shares that are unissued and available for future issuance (the "Available Shares"). The Board of Directors could issue the Available Shares for any proper corporate purpose, including, among others, future financing transactions, without shareholder approval. The increase in the authorized capital of the Company and the creation of Available Shares may be construed as having an anti-takeover effect. Although neither the Board nor management of the Company views the increase of the authorized capital as an anti-takeover measure, the Company could use the Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by making it more difficult, or discourage to varying degrees and in various circumstances, a merger, tender offer, proxy contest or acquisition of control of a large block of the Company's Common Stock without prior approval of the Board.

This proposal has not been made as the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, or other transaction. This proposal is not part of a plan by management to adopt a series of anti-takeover measures. This proposal will have no effect on management's tenure nor does it provide any particular benefit to management.


Relationship of Proposal 2 and Proposal 3.

Although the Company recommends the approval of both Proposal 2 and Proposal 3, the two Proposals are offered separately and are independent of one another.

If Proposal 2 is approved by the shareholders, and proposal 3 is not, if a capital infusion, acquisition or similar opportunity presents itself, the Board will determine at that time whether it is in the best interests of the Company to seek shareholder approval through a special meeting of shareholders, or wait until the next Annual Meeting of Shareholders, to present a proposal which would enable the Company to capitalize on the opportunity. As a result, the Company may incur added expense in connection with a special meeting of shareholders, or it may not be able to take advantage of opportunities in the time frame presented.

If Proposal 3 is approved by the shareholders, and Proposal 2 is not, the Preference Shares will remain unconverted. If a consolidation and increase of the authorized share capital of the Company is effected, the Company may then be in a position to issue Common Stock for the Unconverted Preference Shares, depending on the size of the consolidation and share increase. A consolidation will also proportionately decrease the number of shares of Common Stock that would be issued to holders of Preference Shares upon conversion.


Summary of Effect of Approval of Both Proposal 2 and Proposal 3:

The following table summarizes, for illustration purposes only, what the capitalization of the Company would be if the shareholders approve:

? the increase of the authorized capital as set forth in Proposal 2

? the shares of Common Stock that would be issued for Unconverted Preference Shares and currently outstanding options and warrants and the percentage of Common Stock such converted or exercised shares would represent
? the number of shares that would be outstanding after a consolidation of 10 to 1 (assuming conversion of the Unconverted Preference Shares and exercise of options and warrants)




Name of Security

Authorized Shares
if Proposal 2
Approved
Common Shares
Issued and Outstanding
on a Fully-Converted
Basis(1)

Shares Outstanding
Following
Consolidation

Percent of
Common Stock
(fully- diluted)




Common
Shares

100,000,000

50,000,000

5,000,000

     53.20%(2)

Preference
Shares:




Class A
Class B

           3,000
    5,000,000


40,424,186
        2,237
4,002,418


42.58%

Options

  3,465,340
   346,534
   3.69%
Warrants

        80,000
       8,000
    0.53%





Total
105,003,000
93,969,526
9,399,189
    100%

(1)  Does not include Class A Preference Shares

(2) This number represents the percentage ownership of the current Common Stock holders assuming conversion of the Unconverted Preference Shares and the exercise of all options and warrants

(3)  Assuming a consolidation of 10 to 1.


THE BOARD STONGLY RECOMMENDS APPROVAL OF PROPOSAL 3 TO GRANT OF DISCRETION TO THE BOARD TO EFFECT THE CONSOLIDATION, PAR VALU REDUCTION AND SHARE INCREASE



PROPOSAL 4

ELECTION OF DIRECTORS


In accordance with the Company's Bye-Laws, six directors are to be elected at this Annual General Meeting. The Board recommends the election to the Board of the nominees whose names appear below. Directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are nominated and elected. In the absence of instructions to the contrary, the enclosed proxy will be voted FOR the nominees listed below.

Pursuant to the ByeLaws of the Company, one director may be appointed by Harrah's Interactive Investment Company, a Nevada Corporation ("HIIC", and together with its affiliates, the "HIIC Entities"), pursuant to ByeLaw
54B.  Bye-Law 54B provides that during such time as the HIIC Entities own
10% or more of the outstanding voting securities, or their equivalents, of the Company, on a fully-diluted basis, the HIIC Entities will have the ability to appoint a percentage of directors (rounded to the nearest 10%). This percentage of directors has the same proportion to the size of the entire Board as the number of such voting securities held by the HIIC Entities bears to the total number of such securities, on a fully diluted basis. The HIIC Entities will also be entitled to such proportionate representation on the Executive, Compensation and Audit Committees of the Board. On the Record Date, the HIIC Entities owned approximately 6,886,915 of the outstanding voting securities, or their equivalents, of the Company. The HIIC Entities have elected not to exercise their right to appoint a member to the Board for the coming year.

With respect to the nominees for the six members of the Board to be elected by the shareholders of the Company at the Annual General Meeting, the following sets forth the name of each nominee and, for each, the period during which the nominee has served as a director, information relating to the nominee's age, principal occupation and business experience during the past five years, any other directorships held by the nominee in publicly held companies and certain other information. Information with respect to the ages of directors is as of June 30, 2000, and information as to their ownership of shares of Common Stock as of that date is provided under the caption "Security
Ownership By Directors, Officers and Five Persons (or More) Shareholders."

MR MICHAEL BARTLETT, age 57, is a nominee for director. Mr Bartlett is a thirty-year veteran of the thumbed entertainment industry. During his career, Mr. Bartlett has held the following senior positions: President & CEO Expo 86 (Vancouver, Canada), Senior VP Planning & Development, Universal Studios (Florida), Vice President & General Manager, Canada's Wonderland (Toronto, Canada), President & CEO, Natural Maritime Authority (Norfolk, Virginia), Vice President, Planning & Development Taft Broadcasting Theme Park Division (Cincinnati, Ohio). Currently, Mr. Bartlett is the President and CEO of Indico Technologies and Creative Entertainment Technologies, both publicly traded companies.

ANTHONY P. CLEMENTS, age 53, has been a director of the Company since March of 1992. Mr. Clements is an investment banker with Yorkton Securities, based in London, England. From 1994 to March 1998, he was an investment banker with T. Hoare & Co. Mr. Clements also served as a director of the Company's operating subsidiary from August 10, 1995 until its amalgamation with the Company on June 17, 1997. Prior to 1994, Mr. Clements was an investment banker for Rickets & Co., also based in London. Mr. Clements has also managed the North American portfolio of Postel Investment Management (pension fund managers for both the Post Office and British Telecom) from 1973 until 1987, and has worked in areas of corporate finance since 1987.

DEBORAH FORTESCUE-MERRIN, age 44, has been a director of the Company since September 10, 1999, and she was previously a director of the Company from October 1995 to October 1997. Mrs. Merrin is Vice-President of J. Perot Financial Corp., a private investment management firm located in Vancouver, British Colombia, Canada. Previous to joining J. Perot Financial, Mrs. Merrin was a securities broker for twelve years, and worked in the area of corporate finance from 1989-1992, specializing in special situations concerning medical issues. Mrs. Merrin is the President and a Director of North American Medical Services Inc. and she is also a director of Creative Entertainment Technologies, Inc., and Indico Technologies, each publicly traded companies. Mrs Merrin is also currently the President, and Chairman of IEL.

MR B.J. (JACK) ILES, age 67, is a nominee for director. Mr Iles is a founding partner of Smythe Ratcliffe, Chartered Accountants (the Western Canadian Affiliate of Pannell Kerr Forster) exclusively engaged in matters of taxation, which has been his vocation for forty years. Mr Iles has served with the Canadian Federal Taxation Authorities and the Comptroller of the Treasury.
Mr Iles limits his practice to international and multi-national commercial ventures, specializing in maximizing after-tax cash flow and income retention. He has extensive experience in all areas of tax practice with special emphasis on planning and structuring for startup enterprises. Mr Iles' career has spanned three continents, innumerable countries, and tax regimes. A seminar leader, lecturer, author of papers and articles, Mr Iles is also a director and former director of several private and not-for-profit companies and societies.

ANASTASIA KOSTOFF-MANN, age 52, has been a director since September 10, 1999, and she was previously a director of the Company until September 1996. Ms Mann has over 28 years experience in the hotel, sales and marketing, and travel industry. She is the Founder and Chairman of the Corniche Group of Companies, overseeing all aspects of travel and meeting management for corporate accounts. She is a lifetime director and former President and Chairman of the International Travel & Tourism Research Association (TTRA). She currently serves a commissioner on the California Travel and Tourism Commission where she also sits on the Executive Committee. Ms Mann is also currently the Vice President of IEL.

STEPHEN ROSENBERG, age 55, has been a director since September 10, 1999. He has been President of his own investment advisory firm located in Warner Robins, Georgia, since January of 1989. From December 1985 through December 1988, Mr. Rosenberg was a broker with Dean Witter Reynolds. He has taught graduate finance courses for Mercer University in Macon, Georgia, and is the author of a number of financial books. Mr. Rosenberg has appeared on CNN, CNBC and other radio and television programs as a financial expert and estate planning authority. He hosts a weekly radio program and appears on his local CBS affiliate. Mr. Rosenberg is also a Director of North American Medical Services Inc., a publicly traded company.


The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above were selected as a director and/or executive officer. The Company is not aware of any family relationship among the officers and directors of the Company or its subsidiaries. The only arrangement with respect to members of the Board of which the Company is aware is the right of the HIIC Entities to appoint directors to the Board pursuant to ByeLaw
54B of the Company's ByeLaws.


OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Meetings:

   There were four meetings of the Board held during the fiscal year ended December 31, 1999. Pursuant to the Company's current ByeLaws, the Board consisted of six directors.

Compensation:

   At the December 6, 1996 meeting of the Board, the Board adopted an option plan covering 500,000 shares of Common Stock for members of the Board (the "Director Option Plan"). Pursuant to the Director Option Plan, all directors holding office at December 10th of each year automatically were granted options for the purchase of 10,000 shares of Common Stock at the trading price on such day. On October 17, 1997, the Board approved an amendment to the Director Option Plan changing the grant date to the date of the first meeting of the Board following the Company's Annual General Meeting of Shareholders. Options granted pursuant to the Director Option Plan have a ten-year term. On September 11, 1999, each of the then directors of the Company were awarded options for the purchase of 10,000 shares, at an exercise price of US$0.14 and an expiration date of September 11, 2009.

Under the Management Incentive Plan, adopted by the Company on June 17, 1997, the directors were also granted options of 50,000 shares each, at an exercise price of US$0.50, with an expiration date of September 11, 2009. These specific options expire 180 days after a director ceases to serve the Company in that capacity. All of the directors of the Company are re-imbursed for out-of-pocket expenses. The directors of the Company receive no other compensation.

Executive Committee

   The Executive Committee of the Board currently consists of Ms Fortescue-Merrin, Mr Tony Clements, and Mr Stephen Rosenberg. The principal functions of the Executive Committee are to exercise the power of the Board in the management of the business and affairs of the Company with certain exceptions. The executive committee did not hold any meetings during the fiscal year ended December 31, 1999.

Audit Committee

   The Audit Committee of the Board currently consists of Ms Fortescue-Merrin, Ms Eppie Canning, and Mr Stephen Rosenberg. The principal functions of the Audit Committee are to make recommendations to the Board regarding; (i) its independent auditors to be nominated for election by the shareholders; (ii) to review the independence of such auditors; (iii) to approve the scope of the annual audit activities of the independent auditors; (iv) to approve the audit fee payable to the independent auditors; (v) and to review such audit results. The audit committee did not hold any meetings during the fiscal year ended December 31, 1999.

Compensation Committee

   The Compensation Committee currently consists of Ms Mann, Mr Tony Clements, and Mr Stephen Rosenberg. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 1999. For information on the duties and actions of the Compensation Committee, see "Report on Compensation."



SECURITY OWNERSHIP BY DIRECTORS, OFFICERS AND
FIVE PERCENT (OR MORE) SHAREHOLDERS

   As of June 30, 2000, based on information supplied to the Company, IEL's directors and executive officers as a group may be deemed to own beneficially (including shares purchased upon exercise of stock options and warrants, exercisable within 60 days) 1.19% of the outstanding shares of Common Stock. To the knowledge of the directors and officers of the Company, the following directors and officers of the Company and owners of five percent (or more) of the outstanding Common Stock beneficially own the shares of Common Stock set forth below.

Name
Amount and Nature Of Beneficial Ownership
Percent of Class (1)



Michael L Bartlett (director nominee)
Anthony P. Clements (2)
Deborah Fortescue-Merrin (3)
Jack Iles (director nominee)
Anastasia Kostoff-Mann (5)
Stephen Rosenberg (6)*
Directors and Officers as a Group
       (7 individuals)
Harrah's Interactive Investment
Company (HIIC) (9)

   NIL
   190,000
   220,000
   NIL
   110,000
     76,500
   596,500

6,886,915
*
*
*
*
*
*
 1.19%

13.01%
*Less than 1%
(1) Percent of class is determined by dividing the number of shares beneficially owned by the outstanding number of shares of the Company, and increased by options and warrants for 2,922,761 shares, which are currently exercisable.
(2) Includes options for 100,000 shares of Common Stock under the 1996 Stock Program, options for 40,000 shares under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan.
(3) Does not include 376,471 shares of Common Stock held by a company which Ms. Fortescue-Merrin's spouse controls. Does not include 3 Class B Series A Convertible Preference Shares, which have been donated to a charitable foundation of which both Mr & Mrs Merrin are directors. Does not include 27 Class B Series A Convertible Preference Shares, which have been donated to a charitable foundation of which both Mr & Mrs Merrin are directors. Includes options for 150,000 shares of Common Stock under the 1996 Stock Program, options for 20,000 shares of Common Stock under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan.
(4) Includes options to purchase 50,000 shares of Common Stock under the 1996 Stock Program, 10,000 shares under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan.
(5) Does not include 38,200 shares held by Mr. Rosenberg's spouse.
Includes options for 10,000 shares under the Directors Option Plan and options for 50,000 shares granted under the Management Incentive Plan.
(6) Harrah's Interactive Investment Company's address is 5100 West Sahara Avenue, Suite 200, Las Vegas, Nevada, 89146.


EXECUTIVE COMPENSATION

   The following table sets forth all compensation for services in all capacities to the Company for the three most recently completed fiscal years in respect of each of the individuals who served as the Chief Executive Officer during the last completed fiscal year and those individuals who were, as of December 31, 1999, the executive officers of the Company whose individual total compensation for the most recently completed financial year exceeded $100,000 (collectively, the "Named Executive Officers") including any individual who would have qualified as a Named Executive Officer but for the fact that individual was not serving as such an Officer at the end of the most recently completed financial year:

SUMMARY COMPENSATION TABLE




Annual Compensation
Long Term Compensation
             Awards                .


Name and Principal
Position

Fiscal
Year Ended


Salary ($)


Bonus ($)

Other Annual
Compensation
($)
Restricted
Stock
Awards (#)
Securities
Underlying
Options (#)








Deborah Fortescue-Merrin
Chairman

Michael Irwin
Assistant Secretary
& Controller

12/31/99


12/31/99
12/31/98
12/31/97

NIL


NIL
96,596
49,193

NIL


NIL
NIL
NIL

NIL


    78,946(1)
    54,376(2)
70,103

NIL


NIL
NIL
NIL

  60,000


166,666
200,000(2)
100,000

(1) Mr. Irwin was retained as a consultant from August 1995 through June 1997 and became an employee of the Company on July 1, 1997. Severance pay of $45,000 is included for the year ending December 31, 1998. Mr. Irwin was retained from November 14, 1998 to February 29, 2000 as a consultant and received $9,376 for the year ending December 31, 1998. Consulting fees of $ 78,946.00 are included for the year ending December 31, 1999 (2) 1998 option grants under the Management Incentive Plan include options granted to replace options originally granted during 1997.


OPTION GRANTS IN THE LAST FISCAL YEAR

There were no option grants to employees during the year ending December 31, 1999.




Name
No of Securities
Underlying
Options Granted
(#)
Percent of Total
Options Granted to
Directors and
Officers in Fiscal
Year

Exercise or
Base Price
($/sh)


Expiration
Date
Potential Realizable Value
At Assumed Annual Rates
of Stock Price Appreciation
for Option Term





5%
10%

John Boushy
John Boushy
Eppie Canning
Eppie Canning
Tony Clements
Tony Clements
Deborah Merrin
Deborah Merrin
Anastasia Mann
Anastasia Mann
Stephen
Rosenberg
Stephen
Rosenberg
Michael Irwin
David Morgan
Dan Harris


  10,000(1)
  50,000(2)
  10,000(1)
  50,000(2)
  10,000(1)
  50,000(2)
  10,000(1)
  50,000(2)
  10,000(1)
  50,000(2)
  10,000(1)
  50,000(2)
166,666(2)
  63,333(2)
  75,000(2)

xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
   2.5%
xx
xx

$0.14000
$0.50000
$0.14000
$0.50000
$0.14000
$0.50000
$0.14000
$0.14000
$0.50000
$0.14000
$0.50000
$0.14000
$0.50000
$0.50000
$0.50000

9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09
9-10-09

xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx

xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
xx
*Less than 1%
(1) Option granted to each director of the Company pursuant to the Director Option Plan on September 10, 1999.
(2) Options granted under the Management Incentive Plan



FISCAL YEAR-END OPTION VALUES

   No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1999. No options listed in this table were in-the-money at the end of the fiscal year ended December 31, 1999.



Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
Name
Exercisable
Unexercisable




Deborah Fortescue-Merrin(1)
Deborah Fortescue-Merrin(2) --
Deborah Fortescue-Merrin(3) --
Michael Irwin (3)
Michael Irwin (3)


150,000
 20,000
 50,000
 33,334
166,666

NIL
NIL
NIL
NIL
NIL


(1) Options issued pursuant to the 1996 Stock Program.
(2) Options issued pursuant to Director Option Plan.
(3) Options issued pursuant to the Management Incentive Plan.



REPORT ON COMPENSATION

Mr Mike Irwin served as Assistant Secretary and Chief Accounting Officer of the Company in the fiscal year 1999. He was compensated on a consulting basis, and received US$ 78,946 during 1999. Mr Irwin was also granted an option to purchase 166,666 shares at US$0.50 per share


The Members of the Board of Directors During The Fiscal Year Ended December 31, 1999.

   Charles L. Atwood (resigned)
   John M. Boushy
   Eppie Canning
   Anthony P. Clements
   Brian Deeson (did not stand for re-election)
   Quinten Dreesmann (resigned)
   Deborah Fortescue-Merrin
   Laurence S. Geller (resigned)
   Phillip Gordon (resigned)
   Anastasia Kostoff-Mann
   Stephen Rosenberg
   Amnon Shiboleth (resigned)
   Gordon Stevenson (resigned)
   Judy Wormser (resigned)



PERFORMANCE GRAPH

Comparison of Five-Year Cumulative Total Shareholder Return on Common Shares of the Corporation, and the CRSP Total Return Index for NASDAQ U.S. and Foreign Stocks based on a $100 Investment assuming reinvestment of Dividends


Raw Data Base 100 for Graph
                --------        ------------------
             IEL      NASDAQ      IEL       NASDAQ
           -------    ------    -------     ------
12/31/93     4.725    253.873       100        100
12/30/94     5.625    246.250       119         97
12/29/95     2.750    345.863        58        136
12/31/96     3.750    423.427        79        167
12/31/97     2.875    517.841        61        204
12/31/98   0.03125    715.138         1        282
12/31/99   0.03125    _______         1        ___



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Redemption Agreement: As of April 30, 1997, pursuant to Redemption Agreements (the "Redemption Agreements"), the Company issued to recipients designated by Dr. Rex E. Fortescue, formerly a director of the Company, and Anthony P. Clements, a director of the Company, 175,000 and 333,000 shares of Common Stock, respectively. These shares were issued as consideration for Messrs. Fortescue's and Clements' agreement to place into escrow 1,525,000 shares of Common Stock (of which 525,000 are registered in the name of Dr. Fortescue and 1,000,000 are registered in the name of Mr. Clements, which are held in an escrow pursuant to a performance earn-out provision, only if such shares are released from the escrow for any reason whatsoever. Dr. Fortescue is the father of Deborah Fortescue-Merrin, Chairman of the Board and President of the Company.

   Amalgamations: Pursuant to a Plan and Agreement of Merger and Amalgamation, dated as of May 13, 1997 (the "Amalgamation Agreement"), the Company's then wholly-owned subsidiary SGI Holding Corporation Limited, a Bermuda exempted company ("SGIHC"), amalgamated with and into its 80% owned subsidiary, then known as Interactive Entertainment Limited, a Bermuda exempted company ("Operating Sub"). The Amalgamation Agreement is between the Company, Operating Sub, SGIHC and HIIC, the former owner of 20% of the outstanding stock of Operating Sub. Pursuant to the Amalgamation Agreement, Operating
Sub amalgamated with and into SGIHC and thereafter SGIHC amalgamated with and into the Company (the "Amalgamations"). As a result of the Amalgamation of Operating Sub and SGIHC, the outstanding shares of Operating Sub common stock held by HIIC were converted into 5,879,040 shares of Common Stock. Pursuant to the Amalgamation Agreement, HIIC and its affiliates were provided, through certain amendments to the Bye-Laws of the Company, (approved at the Special General Meeting of Shareholders of the Company held June 16, 1997), with the right to appoint persons (the "HIIC
Appointees") to the Board, and to specified committees in a number generally proportionate to their share holdings. Additionally, the HIIC Entities, as shareholders, and the HIIC Appointees were provided, pursuant to the Amalgamation Agreement, with the right to approve specified significant corporate actions by the Company for as long as the ownership of Common
Stock by the HIIC Entities is in excess of 20% (10% in some cases) of the outstanding voting shares computed on a fully-diluted basis. The total number of shares owned by HIIC is 6,886,915, currently representing 13.01% of the outstanding common shares.

   HIIC License Agreement: On June 17, 1997, in connection with the Amalgamations, the Company also entered into a Software License Agreement with HIIC (the "License Agreement"). The License Agreement is a fully-paid, perpetual world-wide license to the HIIC Entities to use the Company's gaming technology in non-competitive uses in traditional casino venues which the HIIC Entities own, operate or manage. The License Agreement includes source codes for the Company's gaming software, and neither party to the License Agreement has any obligation to share or provide any improvements or modifications with the other party.

   HIIC Registration and Preemptive Rights: Also on June 17, 1997 and in connection with the Amalgamations, the Company entered into a Registration and Preemptive Rights Agreement with HIIC (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the HIIC Entities have two demand registration rights to cause the Company to register the Common Stock owned by the HIIC Entities. Each such offering is required to be underwritten on a firm commitment basis by an underwriter chosen by the Company. Pursuant to the Registration Rights Agreement, until the earlier of when the HIIC Entities own less than 5% of the outstanding voting shares of the Company on a fully-diluted basis, the HIIC Entities have customary piggy-back rights to include their shares of Common Stock in registered offerings by the Company. Pursuant to the Registration Rights Agreement, the HIIC Entities have the right to purchase securities offered by the Company for as long as the HIIC Entities own 20% or more of the outstanding Common Stock on a fully-diluted basis at the same price and terms such securities are otherwise being offered. The HIIC Entities also have the right for as long as the HIIC Entities own 20% or more of the outstanding voting shares on a fully-diluted basis to participate on a proportionate basis in any non-pro rata stock repurchases or redemptions conducted by the Company. Additionally, at any time that the HIIC Entities own less than 10% of the outstanding voting shares, on a fully-diluted basis, the Company has the right to cause the HIIC Entities to sell their voting shares pursuant to a registered sale, and the HIIC Entities have the right to cause the Company to file a registration statement to sell their voting shares in the event of any change in or conduct of the business or proposed business of the Company or any of its subsidiaries or any other action or inaction of the Company or any of its subsidiaries which would jeopardize the HIIC Entities' gaming and related licenses or the if Company does not redeem a "Disqualified Holder" (as defined in and pursuant to the Company's Bye-Laws) of its securities, in each case at the Company's expense without being subject to the limitations on demand rights set forth above.

PROPOSAL 5

APPOINTMENT OF AUDITOR

   Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted FOR the appointment of Buckley Dodds as the auditor of the Company, to hold office for the ensuing year, at a remuneration to be negotiated by management, and approved by the Board.


EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

   DEBORAH FORTESCUE-MERRIN, a Director of the Company was appointed the Chairman of the Board and President at the Directors Meeting September 11, 1999

   ANASTASIA KOSTOFF-MANN, a Director of the Company was appointed Vice-President June 9, 2000

   MICHAEL IRWIN served as Assistant Secretary and Chief Accounting Officer until his resignation on February 29, 2000.

   DAVID MORGAN has over 14 years experience in the information technology
(IT) industry. His expertise ranges from engineering and software development to project management and leadership roles. Mr Morgan has significant IT experience from several industries, including Internet startups, entertainment, hospitality, retail and insurance. For the past several years, Mr Morgan has focused primarily on the in-flight entertainment business with Interactive Entertainment Ltd. He has also held senior software development positions at Harrah's Entertainment Ltd., Promus Hotels and IBM.

   DAN HARRIS has a wide-ranging career background in the IT industry. Mr Harris is a seasoned developer with more than nine years experience in software project management. His roles have included: line, programme and project management; applications development; consulting; sales and marketing. He has worked in both Asia and the United States.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Other than as indicated below, no director, officer or beneficial owner of more than 10% of any class of equity securities has failed to file reports required by Section 16(b) of the Exchange Act for the Company's fiscal year ended December 31, 1999.


SOLICITATION OF PROXIES

   The cost of soliciting proxies will be borne by the Company. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of stock and normal handling charges will be paid for such forwarding services.



SHARES SUBJECT TO IRREVOCABLE PROXY
AND AGREEMENT NOT TO VOTE SHARES

   3,525,000 shares of Common Stock are subject to an irrevocable proxy and an agreement not to vote, and will not be voted at the Annual General Meeting or at any subsequent general meeting of the shareholders of the Company. When the Company acquired the rights to its in-flight gaming software from SGII on November 7, 1991, a portion of the consideration was 3,000,000 shares of Common Stock which, according to then applicable requirements, were placed in escrow, to be released on the basis of one share for each U.S.$1.78 of net cash flow generated from the assets over a ten-year period (the "Performance Shares"). An additional 525,000 shares, which were issued to Dr. Rex E. Fortescue, formerly a director of Sky Games, are held in the escrow on the same terms and are also included as Performance Shares. As part of certain agreements to allow the eventual redemption and cancellation of the 3,525,000 Performance Shares only when and if such Performance Shares should be released from the escrow, the holders of the Performance Shares issued an irrevocable proxy to First Tennessee Bank, and First Tennessee Bank entered into an agreement not to vote the Performance Shares at any general meeting of shareholders of IEL or otherwise. The irrevocable proxy and the agreement not to vote the Performance Shares will terminate upon the cancellation of the Performance Shares. Consequently, the 3,525,000 Performance Shares will not be voted at the Annual General Meeting or at any subsequent general meeting of the shareholders of the Company.


OTHER MATTERS

   Management of the Company is not aware of any other matter to come before the meeting other than as set forth in the notice of meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.


SHAREHOLDER PROPOSALS

   Proposals of shareholders to be presented at the 2001 Annual General Meeting of Shareholders must be received by the Company no later than December 20, 2000 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

DATED: August 30,  2000.
Interactive Entertainment Limited

Proxy for Annual General Meeting of Shareholders on September 18, 2000


This Proxy is Solicited on Behalf of the Board of Directors of Interactive Entertainment Limited
  The undersigned hereby appoints Stephen James or Hiren Patel, or either of them, with full power of substitution, the undersigned's true and lawful attorneys and proxies to vote the shares of Common Stock of Interactive Entertainment Limited which the undersigned is entitled to vote at the Annual General Meeting of Shareholders to be held at Hamilton, Bermuda, on September 18, 2000 at 10:00 a.m. Eastern Daylight Time, and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as indicated on this card for the proposals described in the Notice and Proxy Statement for such meeting and in their discretion on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

  Unless otherwise instructed, this proxy will be voted for the nominees listed in Proposal 4 and for approval of the matters set forth in Proposals 1, 2, 3 and 5.

  Please mark, sign and mail this proxy promptly in the enclosed envelope.

1.  Change of name to Creator Capital Limited.		[_] FOR       [_] AGAINST
							approval      approval

2.  Increase of Authorized Capital :			[_] FOR     [_] AGAINST   [_] ABSTAIN
approval      approval

3. Consolidation and Increase in Capital		[_] FOR    [_] AGAINST  [_] ABSTAIN
approval      approval

4. Election of Director Nominees: Messrs. Bartlett, Clements, Iles, Rosenberg, Fortescue-Merrin and Kostoff-Mann:
	[_] FOR		[_] WITHHELD		[_] FOR,
exceptnominees	from nominees	vote withheld from the following nominees



5.  FOR the appointment of Buckley Dodds as the Company's auditor:
[_] FOR		[_] AGAINST		[_] ABSTAIN
approval		approval


Dated: _____________, 2000				No of Shares:

Signature:

Capacity/Title:

Please sign the exact name of the shareholder as it appears hereon. If acting as administrator, trustee or in other representative capacity, please sign name and title. Please check mark, sign, date, and mail this proxy promptly in the enclosed envelope.

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